Exhibit 99.1

1601 Market Street Philadelphia, Pennsylvania 19103-2337 800 523.1988 215 564.6600	News Release

Contact:

For investors:	Mona Zeehandelaar – phone: 215 231.1674
email: mona.zeehandelaar@radian.biz

For the media:	Corporate Communications – 888 NEWS 520
email: media@radian.biz

Radian Reports Third Quarter Net Income of $112 Million

Company grew book value per share by 14% from year earlier and nine-month diluted net income per share by 10.1%

PHILADELPHIA, Pa., October 18, 2006 — Radian Group Inc. (NYSE: RDN) today reported results for the quarter ended September 30, 2006, with net income of $112 million and diluted net income per share of $1.36. Book value per share at September 30, 2006, was $49.11, an increase of 14% from a year earlier.

For the nine months ended September 30, 2006, Radian reported net income of $424 million, up from a year earlier, and diluted net income per share of $5.12, an increase of 10.1%.

“While our results for the quarter were affected by additions to loss reserves for our mortgage insurance business, I am pleased with the strong performance we achieved in the first nine months of the year, with double-digit increases in diluted earnings per share and book value per share,” said Chief Executive Officer S.A. Ibrahim. “We remain disciplined in our approach to risk and capital management, and are focused on delivering long-term value.”

Mr. Ibrahim said the addition to loss reserves for the mortgage insurance business was attributable to several factors, including new delinquencies, an aging of existing delinquencies, and an increase in severity due primarily to larger average loan balances.

Regarding the mortgage insurance business, Radian said it continued to experience good flow volume, which is benefiting from positive cyclical trends, including stable interest rates and increased MI penetration. The company added that it did less structured business in the quarter, reflecting market conditions and the tight-spread environment.

The company’s financial guaranty business continued to perform well in a difficult environment, further demonstrating the viability of its double-A franchise.

In the Financial Services segment both C-BASS and Sherman continued to be important and steady contributors to Radian’s results.

The key financial highlights of the quarter and nine months ended September 30, 2006, are as follows:

Key Financial Highlights (dollars in millions, except per share data)

Third quarter

	Quarter ended September 30, 2006	Quarter ended September 30, 2005	Percent Change
Revenue	$321,831	$382,622	(15.9)%
Net income	$111,959	$162,557	(31.1)%
Diluted net income per share	$1.36	$1.88	(27.7)%
Net premiums written	$254,805	$313,908	(18.8)%
Net premiums earned	$254,144	$265,636	(4.3)%
Equity in net income of affiliates	$55,870	$46,772	19.5%
Book value per share	$49.11	$43.08	14.0%

Nine months

	Nine Months Ended September 30, 2006	Nine Months Ended September 30, 2005	Percent Change
Revenue	$980,062	$999,510	(1.9)%
Net income	$423,802	$418,393	1.3%
Diluted net income per share	$5.12	$4.65	10.1%
Net premiums written	$833,285	$827,966	0.6%
Net premiums earned	$766,927	$756,639	1.4%
Equity in net income of affiliates	$186,248	$161,946	15.0%

Radian will hold a conference call on Thursday, October 19, 2006, at 9:00 a.m. Eastern time to discuss the company’s third quarter 2006 results. This call will be broadcast live over the Internet at http://www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives or at http://www.radian.biz > News. A replay of the webcast will be available at this site approximately two hours after the live broadcast ends for a period of one year.

Statistical and financial information which is expected to be referred to during the conference call will be available on Radian’s website under Investors > Webcasts, Presentations and Transcripts or by clicking on http://www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives.

Radian will hold an Investor Day on Thursday, November 9, 2006, in Philadelphia. A webcast of the event will be broadcast live over the Internet at www.radian.biz.

Radian Group Inc. is a global credit risk management company headquartered in Philadelphia with significant operations in both New York and London. Radian develops innovative financial solutions by applying its core mortgage credit risk expertise and structured finance capabilities to the credit enhancement needs of the capital markets worldwide, primarily through credit insurance products. The company also provides credit enhancement for public finance and other corporate and consumer assets on both a direct and reinsurance basis and holds strategic interests in active credit-based consumer asset businesses. Additional information may be found at www.radian.biz.

Financial Results and Supplemental Information Contents

For trend information on all schedules, refer to Radian’s quarterly financial statistics at http://www.radian.biz/investors/financial/corporate.aspx.

Exhibit A:	Condensed Consolidated Statements of Income

Exhibit B:	Condensed Consolidated Balance Sheets

Exhibit C:	Segment Information Quarter Ended September 30, 2006

Exhibit D:	Segment Information Quarter Ended September 30, 2005

Exhibit E:	Segment Information Nine Months Ended September 30, 2006

Exhibit F:	Segment Information Nine Months Ended September 30, 2005

Exhibit G:	Financial Guaranty Insurance Supplemental Information – Quarter and Nine Months Ended and as of September 30, 2006

Exhibit H:	Financial Guaranty Insurance Supplemental Information – Quarter and Nine Months Ended and as of September 30, 2006

Exhibit I:	Mortgage Insurance Supplemental Information: New Insurance Written and Risk Written

Exhibit J:	Mortgage Insurance Supplemental Information: Insurance in Force and Risk in Force

Exhibit K:	Mortgage Insurance Supplemental Information: Risk in Force by LTV and Policy Year and Other Risk in Force

Exhibit L:	Mortgage Insurance Supplemental Information: Claims and Reserves

Exhibit M:	Mortgage Insurance Supplemental Information: Defaults

Exhibit N:	Mortgage Insurance Supplemental Information: Net Premiums Written and Earned, Smart Home, Captives and Persistency

Exhibit O:	Mortgage Insurance Supplemental Information: ALT A

Exhibit P:	Financial Services Supplemental Information

Radian Group Inc. and Subsidiaries

Condensed Consolidated Statements of Income

Exhibit A

	Quarter Ended September 30		Nine Months Ended September 30
(In thousands, except per-share data)	2006	2005	2006	2005
Revenues:
Net premiums written	$254,805	$313,908	$833,285	$827,966

Net premiums earned	$254,144	$265,636	$766,927	$756,639
Net investment income	60,185	53,253	174,123	154,119
Net gains on securities	1,409	5,194	29,587	25,443
Change in fair value of derivative instruments	626	53,274	(7,031)	45,301
Other income	5,467	5,265	16,456	18,008

Total revenues	321,831	382,622	980,062	999,510

Expenses:
Provision for losses	121,395	92,441	284,889	285,768
Policy acquisition costs	26,351	27,927	80,535	88,355
Other operating expenses	62,706	58,931	181,082	163,019
Interest expense	11,515	12,167	35,893	31,103

Total expenses	221,967	191,466	582,399	568,245

Equity in net income of affiliates	55,870	46,772	186,248	161,946

Pretax income	155,734	237,928	583,911	593,211
Provision for income taxes	43,775	75,371	160,109	174,818

Net income	$111,959	$162,557	$423,802	$418,393

Diluted net income per share (1)	$1.36	$1.88	$5.12	$4.65

_________ (1) Net income per share reconciliation

Net income	$111,959	$162,557	$423,802	$418,393
Interest expense on convertible senior debentures (net of tax)	—	267	—	1,871

Net income available to common stockholders	$111,959	$162,824	$423,802	$420,264

Weighted average shares outstanding (in thousands)

Average common shares outstanding	81,233	84,567	81,995	86,507
Increase in shares-potential exercise of options-diluted basis	817	860	754	895
Increase in shares-contingently convertible debt (2)	—	1,266	—	2,954

Weighted average shares outstanding (in thousands)	82,050	86,693	82,749	90,356

(2)	The 2005 period includes the impact of shares underlying convertible debt that was redeemed on August 1, 2005. The impact on diluted net income per share of including these shares in the calculation was a reduction of $0.03 per share for the quarter ended September 30, 2005 and $0.14 per share for the nine months ended September 30, 2005.

For Trend Information, refer to our Quarterly Financial Statistics on Radian’s (RDN) website.

Radian Group Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

Exhibit B

(In thousands, except share and per-share data)	September 2006		December 31 2005	September 2005
Assets:
Cash and investments	$5,761,913		$5,521,561	$5,508,189
Investments in affiliates	560,570		446,151	398,054
Deferred policy acquisition costs	219,573		208,325	206,013
Prepaid federal income taxes	760,963		585,514	539,973
Other assets	434,302		469,059	446,068

Total assets	$7,737,321		$7,230,610	$7,098,297

Liabilities and stockholders’ equity:
Unearned premiums	$914,422		$849,360	$838,042
Reserve for losses and loss adjustment expenses	840,938		801,002	792,600
Long-term debt	747,692		747,466	747,393
Deferred federal income taxes	1,071,002		961,993	863,859
Other liabilities	196,234		207,909	281,388

Total liabilities	3,770,288		3,567,730	3,523,282

Common stock	97		97	97
Additional paid-in capital	489,389		629,019	634,901
Retained earnings	3,332,517		2,913,649	2,810,853
Accumulated other comprehensive income	145,030		120,115	129,164

Total common stockholders’ equity	3,967,033		3,662,880	3,575,015

Total liabilities and stockholders’ equity	$7,737,321		$7,230,610	$7,098,297

Book value per share	$49.11		$44.11	$43.08

Treasury Stock Repurchases (Year-to-Date for Periods Presented)

Total number of shares repurchased	3,000,000	(1)	10,767,800	10,344,500
Average price paid per share	$60.85		$49.58	$49.21
Total cost of repurchased shares	$182,548,056		$533,888,969	$509,094,714

(1)	1.0 million shares were repurchased in the 3rd quarter of 2006 at a cost of $60.6 million.

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended September 30, 2006

Exhibit C

(In thousands)	Mortgage Insurance	Financial Guaranty	Financial Services	Total
Revenues:
Net premiums written	$205,933	$48,872	$—	$254,805

Net premiums earned	$201,432	$52,712	$—	$254,144
Net investment income	35,548	24,589	48	60,185
Net gains on securities	946	8	455	1,409
Change in fair value of derivative instruments	(3,293)	3,919	—	626
Other income	2,999	284	2,184	5,467

Total revenues	237,632	81,512	2,687	321,831

Expenses:
Provision for losses	119,616	1,779	—	121,395
Policy acquisition costs	15,271	11,080	—	26,351
Other operating expenses	43,933	16,039	2,734	62,706
Interest expense	6,357	3,961	1,197	11,515

Total expenses	185,177	32,859	3,931	221,967

Equity in net income of affiliates	—	—	55,870	55,870

Pretax income	52,455	48,653	54,626	155,734

Provision for income taxes	11,127	13,529	19,119	43,775

Net income	$41,328	$35,124	$35,507	$111,959

Assets	$4,598,975	$2,572,079	$566,267	$7,737,321
Deferred policy acquisition costs	71,691	147,882	—	219,573
Reserve for losses and loss adjustment expenses	651,249	189,689	—	840,938
Unearned premiums	246,033	668,389	—	914,422
Stockholders’ equity	2,232,606	1,339,627	394,800	3,967,033

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended September 30, 2005

Exhibit D

(In thousands)	Mortgage Insurance	Financial Guaranty	Financial Services	Total
Revenues:
Net premiums written	$235,790	$78,118	$—	$313,908

Net premiums earned	$208,902	$56,734	$—	$265,636
Net investment income	30,122	23,069	62	53,253
Net gains (losses) on securities	4,185	3,849	(2,840)	5,194
Change in fair value of derivative instruments	11,675	41,617	(18)	53,274
Other income	4,353	287	625	5,265

Total revenues	259,237	125,556	(2,171)	382,622

Expenses:
Provision for losses	81,551	10,890	—	92,441
Policy acquisition costs	14,742	13,185	—	27,927
Other operating expenses	38,295	18,683	1,953	58,931
Interest expense	6,790	4,282	1,095	12,167

Total expenses	141,378	47,040	3,048	191,466

Equity in net income of affiliates	—	(374)	47,146	46,772

Pretax income	117,859	78,142	41,927	237,928

Provision for income taxes	36,528	24,168	14,675	75,371

Net income	$81,331	$53,974	$27,252	$162,557

Assets	$4,152,704	$2,534,678	$410,915	$7,098,297
Deferred policy acquisition costs	67,327	138,686	—	206,013
Reserve for losses and loss adjustment expenses	580,964	211,636	—	792,600
Unearned premiums	216,603	621,439	—	838,042
Stockholders’ equity	1,963,433	1,311,582	300,000	3,575,015

Radian Group Inc. and Subsidiaries

Segment Information

Nine Months Ended September 30, 2006

Exhibit E

(In thousands)	Mortgage Insurance	Financial Guaranty	Financial Services	Total
Revenues:
Net premiums written	$646,749	$186,536	$—	$833,285

Net premiums earned	$612,808	$154,119	$—	$766,927
Net investment income	103,363	70,627	133	174,123
Net gains on securities	18,207	8,895	2,485	29,587
Change in fair value of derivative instruments	1,830	(8,861)	—	(7,031)
Other income	10,108	618	5,730	16,456

Total revenues	746,316	225,398	8,348	980,062

Expenses:
Provision for losses	268,290	16,599	—	284,889
Policy acquisition costs	44,336	36,199	—	80,535
Other operating expenses	128,742	46,092	6,248	181,082
Interest expense	20,042	12,312	3,539	35,893

Total expenses	461,410	111,202	9,787	582,399

Equity in net income of affiliates	—	—	186,248	186,248

Pretax income	284,906	114,196	184,809	583,911

Provision for income taxes	72,262	23,164	64,683	160,109

Net income	$212,644	$91,032	$120,126	$423,802

Radian Group Inc. and Subsidiaries

Segment Information

Nine Months Ended September 30, 2005

Exhibit F

(In thousands)	Mortgage Insurance	Financial Guaranty		Financial Services	Total
Revenues:
Net premiums written	$672,298	$155,668		$—	$827,966

Net premiums earned	$597,031	$159,608		$—	$756,639
Net investment income	87,016	67,015		88	154,119
Net gains (losses) on securities	17,957	9,449		(1,963)	25,443
Change in fair value of derivative instruments	6,941	38,569		(209)	45,301
Other income	14,624	870		2,514	18,008

Total revenues	723,569	275,511		430	999,510

Expenses:
Provision for losses	259,703	26,065		—	285,768
Policy acquisition costs	48,626	39,729		—	88,355
Other operating expenses	107,445	48,467		7,107	163,019
Interest expense	17,541	10,854		2,708	31,103

Total expenses	433,315	125,115		9,815	568,245

Equity in net income of affiliates	—	(361)		162,307	161,946

Pretax income	290,254	150,035		152,922	593,211

Provision for income taxes	83,350	37,945		53,523	174,818

Net income	$206,904	$112,090	(1)	$99,399	$418,393	(1)

__________ (1) Reflects a $4.1 million net loss from 1st quarter 2005 recapture of previously ceded business by one of the primary Financial Guaranty insurers (in millions):

	Incr/(Decr)
Net premiums earned	$(4.6)
Policy acquisition costs	1.7
Provision for income taxes	(2.2)

Net loss	$(4.1)

Radian Group Inc.

Financial Guaranty Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2006

Exhibit G

	Quarter Ended September 30		Nine Months Ended September 30
($ in thousands, except ratios)	2006	2005	2006	2005
Net Premiums Written:
Public finance direct	$11,191	$22,539	$49,598	$51,285
Public finance reinsurance	13,844	23,374	60,539	61,354
Structured direct	19,520	19,872	59,126	52,288
Structured reinsurance	4,414	3,092	12,919	16,355
Trade credit reinsurance	(97)	9,241	4,354	29,128

	48,872	78,118	186,536	210,410
Impact of recapture (1)	—	—	—	(54,742)

Net Premiums Written	$48,872	$78,118	$186,536	$155,668

Net Premiums Earned:
Public finance direct	$8,388	$7,651	$23,681	$24,667
Public finance reinsurance	12,097	10,058	28,255	25,661
Structured direct	22,829	20,158	67,139	57,258
Structured reinsurance	5,479	4,544	15,762	15,563
Trade credit reinsurance	3,919	14,323	19,282	40,998

	52,712	56,734	154,119	164,147
Impact of recapture (2)	—	—	—	(4,539)

Net Premiums Earned	$52,712	$56,734	$154,119	$159,608

Refundings included in earned premium	$5,357	$4,419	$8,667	$9,514

Claims paid:
Trade credit reinsurance	$5,452	$6,550	$13,806	$16,778
Other financial guaranty	472	1,015	7,281	12,932
Conseco	3,505	7,443	12,250	23,393

Total	$9,429	$15,008	$33,337	$53,103

Incurred losses:
Trade credit reinsurance	$(2,173)	$7,120	$5,021	$14,433
Other financial guaranty	3,952	3,770	12,610	11,632
Conseco	—	—	(1,032)	—

Total	$1,779	$10,890	$16,599	$26,065

Loss ratio- GAAP Basis	3.4%	19.2%	10.8%	16.3%
Expense ratio- GAAP Basis	51.4%	56.2%	53.4%	55.3%

	54.8%	75.4%	64.2%	71.6%

Net claims paid (received) under derivatives contracts	$(1,136)	$(1,799)	$64,277	$(6,175)

__________ (1) Reflects the impact on net premiums written of the first quarter 2005 recapture of previously ceded business by one of the primary Financial Guaranty insurers:

				(In thousands)
Public reinsurance				48,238
Structured reinsurance				6,504

(2) Reflects the impact on net premiums earned of the first quarter 2005 recapture of previously ceded business by one of the primary Financial Guaranty insurers:

				(In thousands)
Public reinsurance				3,870
Structured reinsurance				669

Radian Group Inc.

Financial Guaranty Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2006

Exhibit H

($ in thousands, except ratios)	September 2006	December 31 2005	September 2005
Capital and surplus	$1,011,787	$1,004,505	$1,069,988
Contingency reserve	311,642	271,907	282,389

Qualified statutory capital	1,323,429	1,276,412	1,352,377

Unearned premium reserve	797,019	751,656	731,505
Loss and loss expense reserve	97,272	108,576	116,256

Total policyholders’ reserves	2,217,720	2,136,644	2,200,138

Present value of installment premiums	335,571	302,953	284,511
Reinsurance and soft capital facilities	150,000	150,000	150,000

Total claims paying resources	$2,703,291	$2,589,597	$2,634,649

Net debt service outstanding	$133,144,153	$110,344,057	$103,260,772

Capital leverage ratio (1)	101	86	76
Claims paying leverage ratio (2)	49	43	39

Net par outstanding by product:
Public finance direct	$15,130,925	$14,043,786	$13,173,444
Public finance reinsurance	36,617,518	33,047,512	31,834,150
Structured direct	39,538,488	24,608,489	21,653,988
Structured reinsurance	4,775,458	4,952,146	4,651,046

Total	$96,062,389	$76,651,933	$71,312,628

Reinsurance business net par outstanding:
Treaty	59%	58%	59%
Facultative	41%	42%	41%

Reserve for losses and LAE
Specific	$33,649	$29,311	$33,609
Conseco	37,487	50,770	56,950
Non-specific	118,553	124,712	121,077

Total	$189,689	$204,793	$211,636

(1)	Net debt service outstanding divided by qualified statutory capital
(2)	Net debt service outstanding divided by total claims paying resources

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2006

Exhibit I

	Quarter Ended September 30				Nine Months Ended September 30
	2006	%	2005	%	2006	%	2005	%
Primary New Insurance Written ($ in millions)
Flow	$7,017	85.7%	$7,066	55.7%	$18,913	58.1%	$18,856	59.6%
Structured	1,175	14.3%	5,612	44.3%	13,630	41.9%	12,808	40.4%

Total Primary	$8,192	100.0%	$12,678	100.0%	$32,543	100.0%	$31,664	100.0%

Flow
Prime	$5,320	75.8%	$5,361	75.9%	$13,970	73.9%	$14,151	75.0%
Alt-A	1,189	16.9%	1,081	15.3%	3,560	18.8%	2,934	15.6%
A minus and below	508	7.3%	624	8.8%	1,383	7.3%	1,771	9.4%

Total Flow	$7,017	100.0%	$7,066	100.0%	$18,913	100.0%	$18,856	100.0%

Structured
Prime	$108	9.2%	$1,830	32.6%	$3,659	26.8%	$3,982	31.1%
Alt-A	1,065	90.6%	2,638	47.0%	8,537	62.7%	5,440	42.5%
A minus and below	2	0.2%	1,144	20.4%	1,434	10.5%	3,386	26.4%

Total Structured	$1,175	100.0%	$5,612	100.0%	$13,630	100.0%	$12,808	100.0%

Total
Prime	$5,428	66.3%	$7,191	56.7%	$17,629	54.1%	$18,133	57.3%
Alt-A	2,254	27.5%	3,719	29.3%	12,097	37.2%	8,374	26.4%
A minus and below	510	6.2%	1,768	14.0%	2,817	8.7%	5,157	16.3%

Total Primary	$8,192	100.0%	$12,678	100.0%	$32,543	100.0%	$31,664	100.0%

Total Primary New Insurance Written by FICO Score ($ in millions)
Flow
<=619	$440	6.3%	$375	5.3%	$1,105	5.8%	$1,162	6.2%
620-679	2,087	29.7%	2,061	29.2%	5,644	29.8%	5,666	30.0%
680-739	2,525	36.0%	2,703	38.2%	6,964	36.9%	6,968	37.0%
>=740	1,965	28.0%	1,927	27.3%	5,200	27.5%	5,060	26.8%

Total Flow	$7,017	100.0%	$7,066	100.0%	$18,913	100.0%	$18,856	100.0%

Structured
<=619	$2	0.2%	$1,157	20.6%	$1,447	10.6%	$3,399	26.5%
620-679	185	15.7%	1,797	32.0%	3,970	29.2%	3,933	30.7%
680-739	613	52.2%	1,629	29.0%	5,332	39.1%	3,495	27.3%
>=740	375	31.9%	1,029	18.4%	2,881	21.1%	1,981	15.5%

Total Structured	$1,175	100.0%	$5,612	100.0%	$13,630	100.0%	$12,808	100.0%

Total
<=619	$442	5.4%	$1,532	12.1%	$2,552	7.9%	$4,561	14.4%
620-679	2,272	27.7%	3,858	30.4%	9,614	29.5%	9,599	30.3%
680-739	3,138	38.3%	4,332	34.2%	12,296	37.8%	10,463	33.1%
>=740	2,340	28.6%	2,956	23.3%	8,081	24.8%	7,041	22.2%

Total Primary	$8,192	100.0%	$12,678	100.0%	$32,543	100.0%	$31,664	100.0%

Percentage of primary new insurance written
Refinances	28%		38%		35%		42%
95.01% LTV and above	22%		9%		13%		10%
ARMs
Less than 5 years	21%		36%		26%		36%
5 years and longer	9%		16%		16%		15%
Primary risk written ($ in millions)
Flow	$1,772	94.4%	$1,752	67.6%	$4,796	79.2%	$4,682	67.7%
Structured	105	5.6%	840	32.4%	1,262	20.8%	2,232	32.3%

Total Primary	$1,877	100.0%	$2,592	100.0%	$6,058	100.0%	$6,914	100.0%

Pool risk written (In millions)	$64		$163		$333		$467

Other risk written (In millions)
Seconds
1st loss	$1		$43		$43		$56
2nd loss	29		279		206		325
NIMs	132		—		238		66
International
1st loss-Hong Kong primary mortgage insurance	9		33		31		240
Reinsurance	2		—		7		11
Other
Domestic credit default swaps	—		150		32		150
Financial guaranty wrap	—		—		—		511

Total other risk written	$173		$505		$557		$1,359

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2006

Exhibit J

	September 30		September 30
	2006	%	2005	%
Primary insurance in force ($ in millions)
Flow	$82,561	71.6%	$82,827	75.8%
Structured	32,700	28.4%	26,457	24.2%

Total Primary	$115,261	100.0%	$109,284	100.0%

Prime	$77,030	66.8%	$74,207	67.9%
Alt-A	25,906	22.5%	21,137	19.3%
A minus and below	12,325	10.7%	13,940	12.8%

Total Primary	$115,261	100.0%	$109,284	100.0%

Primary risk in force ($ in millions)
Flow	$20,464	79.9%	$20,283	79.1%
Structured	5,141	20.1%	5,374	20.9%

Total Primary	$25,605	100.0%	$25,657	100.0%

Flow
Prime	$16,072	78.5%	$15,512	76.4%
Alt-A	2,857	14.0%	3,197	15.8%
A minus and below	1,535	7.5%	1,574	7.8%

Total Flow	$20,464	100.0%	$20,283	100.0%

Structured
Prime	$2,065	40.2%	$2,130	39.6%
Alt-A	1,492	29.0%	1,321	24.6%
A minus and below	1,584	30.8%	1,923	35.8%

Total Structured	$5,141	100.0%	$5,374	100.0%

Total
Prime	$18,137	70.8%	$17,642	68.8%
Alt-A	4,349	17.0%	4,518	17.6%
A minus and below	3,119	12.2%	3,497	13.6%

Total Primary	$25,605	100.0%	$25,657	100.0%

Total Primary Risk in Force by FICO Score ($ in millions)
Flow
<=619	$1,296	6.3%	$1,355	6.7%
620-679	6,297	30.8%	6,372	31.4%
680-739	7,506	36.7%	7,489	36.9%
>=740	5,365	26.2%	5,067	25.0%

Total Flow	$20,464	100.0%	$20,283	100.0%

Structured
<=619	$1,585	30.8%	$1,923	35.8%
620-679	1,839	35.8%	1,953	36.3%
680-739	1,175	22.9%	1,035	19.3%
>=740	542	10.5%	463	8.6%

Total Structured	$5,141	100.0%	$5,374	100.0%

Total
<=619	$2,881	11.2%	$3,278	12.8%
620-679	8,136	31.8%	8,325	32.4%
680-739	8,681	33.9%	8,524	33.2%
>=740	5,907	23.1%	5,530	21.6%

Total Primary	$25,605	100.0%	$25,657	100.0%

Percentage of primary risk in force
Refinances	34%		37%
95.01% LTV and above	16%		14%
ARMs
Less than 5 years	21%		24%
5 years and longer	9%		8%

Pool risk in force ($ in millions)
Prime	$2,190	73.2%	$2,073	78.6%
Alt-A	301	10.1%	262	9.9%
A minus and below	501	16.7%	304	11.5%

Total	$2,992	100.0%	$2,639	100.0%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2006

Exhibit K

	September 30		September 30
	2006	%	2005	%
Total Primary Risk in Force by LTV ($ in millions)
95.01% and above	$4,182	16.3%	$3,550	13.8%
90.01% to 95.00%	8,174	31.9%	8,736	34.1%
85.01% to 90.00%	9,187	35.9%	9,606	37.4%
85.00% and below	4,062	15.9%	3,765	14.7%

Total	$25,605	100.0%	$25,657	100.0%

Total Primary Risk in Force by Policy Year ($ in millions)
2002 and prior	$3,584	14.0%	$5,189	20.2%
2003	4,159	16.2%	6,224	24.3%
2004	5,137	20.1%	7,808	30.4%
2005	7,072	27.6%	6,436	25.1%
2006	5,653	22.1%	—	—

Total	$25,605	100.0%	$25,657	100.0%

Total Pool Risk in Force by Policy Year ($ in millions)
2002 and prior	$1,647	55.0%	$1,676	63.5%
2003	138	4.6%	190	7.2%
2004	291	9.7%	296	11.2%
2005	651	21.8%	477	18.1%
2006	265	8.9%	—	—

Total Pool risk in Force	$2,992	100.0%	$2,639	100.0%

Other risk in force (In millions)
Seconds
1st loss	$557		$641
2nd loss	714		330
NIMs	382		283
International
1st loss-Hong Kong primary mortgage insurance	301		238
Reinsurance	33		30
Credit default swaps	7,678		168
Other
Domestic credit default swaps	212		150
Financial guaranty wrap	125		358

Total other risk in force	$10,002		$2,198

Risk to capital ratio-STAT Basis	10.4:1		9.8:1

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2006

Exhibit L

	Quarter Ended September 30		Nine Months Ended September 30
	2006	2005	2006	2005
Direct claims paid (In thousands)
Prime	$28,737	$24,369	$88,568	$88,141
Alt-A	13,343	17,498	47,364	59,403
A minus and below	21,885	21,310	67,666	62,218
Seconds and other	10,447	7,883	28,614	26,655

Total	$74,412	$71,060	$232,212	$236,417

Average claim paid (In thousands)
Prime	$25.5	$23.6	$25.9	$23.6
Alt-A	30.3	36.5	34.9	35.9
A minus and below	27.1	27.6	27.6	26.5
Seconds	26.9	22.0	26.2	22.5
Total	$26.9	$26.9	$27.9	$26.5

Loss ratio -GAAP Basis	59.4%	39.0%	43.8%	43.5%
Expense ratio - GAAP Basis	29.4%	25.4%	28.2%	26.1%

	88.8%	64.4%	72.0%	69.6%

Reserve for losses by category (In thousands):
Prime	$187,223	$164,626
Alt-A	143,006	156,937
A minus and below	222,399	169,135
Pool Insurance	33,500	47,195
Seconds	57,471 (1)	35,093
Other	7,650	7,978

Total	$651,249	$580,964

(1)	Includes $19.0 million of reinsurance recoverable on a first-loss second lien captive.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2006

Exhibit M

	September 30 2006	December 31 2005	September 30 2005
Default Statistics
Primary insurance:

Flow
Prime
Number of insured loans	499,623	508,117	514,805
Number of loans in default	14,761	18,045	15,355
Percentage of loans in default	2.95%	3.55%	2.98%

Alt-A
Number of insured loans	63,156	67,339	69,210
Number of loans in default	4,236	4,946	4,730
Percentage of loans in default	6.71%	7.34%	6.83%

A minus and below
Number of insured loans	51,875	54,066	55,077
Number of loans in default	6,970	7,543	6,910
Percentage of loans in default	13.44%	13.95%	12.55%

Total Flow
Number of insured loans	614,654	629,522	639,092
Number of loans in default	25,967	30,534	26,995
Percentage of loans in default	4.22%	4.85%	4.22%

Structured
Prime
Number of insured loans	66,982	59,457	56,691
Number of loans in default	2,845	2,640	2,274
Percentage of loans in default	4.25%	4.44%	4.01%

Alt-A
Number of insured loans	73,511	50,997	51,905
Number of loans in default	2,940	2,564	2,841
Percentage of loans in default	4.00%	5.03%	5.47%

A minus and below
Number of insured loans	41,889	47,348	49,843
Number of loans in default	8,693	8,472	7,921
Percentage of loans in default	20.75%	17.89%	15.89%

Total Structured
Number of insured loans	182,382	157,802	158,439
Number of loans in default	14,478	13,676	13,036
Percentage of loans in default	7.94%	8.67%	8.23%

Total Primary Insurance
Prime
Number of insured loans	566,605	567,574	571,496
Number of loans in default	17,606	20,685	17,629
Percentage of loans in default	3.11%	3.64%	3.08%

Alt-A
Number of insured loans	136,667	118,336	121,115
Number of loans in default	7,176	7,510	7,571
Percentage of loans in default	5.25%	6.35%	6.25%

A minus and below
Number of insured loans	93,764	101,414	104,920
Number of loans in default	15,663	16,015	14,831
Percentage of loans in default	16.70%	15.79%	14.14%

Total Primary Insurance
Number of insured loans	797,036	787,324	797,531
Number of loans in default	40,445 (1)	44,210 (1)	40,031
Percentage of loans in default	5.07%	5.62%	5.02%

Pool insurance:
Number of loans in default	18,096 (2)	10,194 (2)	7,683

(1)	Includes approximately 800 and 452 defaults at September 30, 2006 and December 31, 2005, respectively, where reserves have not been established because no claim payment is currently anticipated.
(2)	Includes approximately 12,634 and 3,699 defaults at September 30, 2006 and December 31, 2005, respectively, where reserves have not been established because no claim payment is currently anticipated.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2006

Exhibit N

	Quarter Ended September 30		Nine Months Ended September 30
	2006	2005	2006	2005
Net Premiums Written (In thousands)
Primary and Pool Insurance	$179,206	$198,277	$560,338	$566,825
Seconds	16,682	18,370	42,466	47,701
NIMs	2,943	12,268	22,651	32,148
International	6,295	4,067	12,247	22,711
Domestic credit default swaps	777	2,724	8,957	2,724
Financial guaranty wrap	30	84	90	189

Net Premiums Written	$205,933	$235,790	$646,749	$672,298

Net Premiums Earned (In thousands)
Primary and Pool Insurance	$180,895	$182,380	$541,723	$525,376
Seconds	12,266	12,810	41,024	36,773
NIMs	4,359	12,826	18,023	32,364
International	2,279	583	8,196	2,110
Domestic credit default swaps	1,603	219	3,752	219
Financial guaranty wrap	30	84	90	189

Net Premiums Earned	$201,432	$208,902	$612,808	$597,031

SMART HOME (In millions)
Ceded Premiums Written	$3.5	$0.9	$8.5	$2.5
Ceded Premiums Earned	$3.3	$0.6	$8.6	$2.1

Captives
Premiums ceded to captives (In millions)	$24.1	$22.0	$71.3	$67.6
% of total premiums	11.6%	10.8%	11.5%	11.4%
NIW subject to captives (In millions)	$3,160	$2,701	$9,700	$7,998
% of primary NIW	38.6%	21.3%	29.8%	25.3%
IIF included in captives (1)	34.2%	32.1%
RIF included in captives (1)	38.9%	34.0%

Persistency (twelve months ended September 30)	65.7%	57.1%

	September 30 2006	December 31 2005	September 30 2005
SMART HOME
% of Primary RIF included in Smart Home Transactions (1)	10.9%	7.8%	1.7%

(1)	Radian reinsures the middle layer risk positions, while retaining a significant portion of the total risk comprising the first loss and most remote risk positions.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of September 30, 2006

ALT-A

Exhibit O

	Quarter Ended September 30				Nine Months Ended September 30
($ in millions)	2006	%	2005	%	2006	%	2005	%
Primary New Insurance Written by FICO Score
<=619	$2	0.1%	$24	0.7%	$25	0.2%	$31	0.4%
620-659	133	5.9%	596	16.0%	1,392	11.5%	1,463	17.5%
660-679	280	12.4%	488	13.1%	1,668	13.8%	1,106	13.2%
680-739	1,160	51.5%	1,632	43.9%	5,853	48.4%	3,688	44.0%
>=740	679	30.1%	979	26.3%	3,159	26.1%	2,086	24.9%

Total	$2,254	100.0%	$3,719	100.0%	$12,097	100.0%	$8,374	100.0%

Primary Risk in Force by FICO Score
<=619	$27	0.6%	$50	1.1%
620-659	790	18.2%	974	21.6%
660-679	701	16.1%	783	17.3%
680-739	1,931	44.4%	1,898	42.0%
>=740	900	20.7%	813	18.0%

Total	$4,349	100.0%	$4,518	100.0%

Primary Risk in Force by LTV
95.01% and above	$126	2.9%	$228	5.0%
90.01% to 95.00%	1,272	29.3%	1,462	32.4%
85.01% to 90.00%	1,840	42.3%	1,958	43.3%
85.00% and below	1,111	25.5%	870	19.3%

Total	$4,349	100.0%	$4,518	100.0%

Primary Risk in Force by Policy Year
2002 and prior	$354	8.1%	$608	13.5%
2003	591	13.6%	1,034	22.9%
2004	841	19.3%	1,619	35.8%
2005	1,287	29.6%	1,257	27.8%
2006	1,276	29.4%	—	—

Total	$4,349	100.0%	$4,518	100.0%

Radian Group Inc.

Financial Services Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2006

Exhibit P

	Quarter Ended September 30		Nine Months Ended September 30
(In thousands )	2006	2005	2006	2005
Investment in Affiliates-Selected Information

C-BASS

Balance, beginning of period	$415,351	$332,367	$364,364	$290,073
Net income for period	27,421	20,727	102,302	80,271
Dividends received	11,300	9,750	35,194	27,000

Balance, end of period	$431,472	$343,344	$431,472	$343,344

Sherman

Balance, beginning of period	$76,790	$103,831	$81,753	$101,492
Net income for period	29,192	26,418	84,689	82,036
Dividends received	43,225	58,786	103,740	110,661
Other comprehensive income	—	797	55	1,468
Purchase (sale) of ownership interest	66,307	(18,947)	66,307	(18,947)
Warrant repurchase	—	—	—	(2,075)

Balance, end of period	$129,064	$53,313	$129,064	$53,313

Portfolio Information:

C-BASS

Servicing portfolio	$60,400,000	$40,900,000
Total assets	8,431,896	3,765,804
Servicing income	77,734	62,210	$231,603	$185,423
Net interest income	77,096	51,280	212,008	136,838
Total revenues	173,851	134,539	556,468	456,076

Sherman

Total assets	$1,078,387	$868,957
Net revenues	$229,835	$213,799	$703,620	$572,351

Radian owns a 46% interest in C-BASS and a 40.3% interest in Sherman, consisting of 40.96% of the Class A Common Units of Sherman (Class A Common Units represent 94% of the total equity in Sherman) and 50% of the Preferred Units of Sherman (Preferred Units represent 3.6% of the total equity in Sherman).

All statements made in this news release that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements, as well as Radian’s prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, or changes or volatility in interest rates; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers; risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of a customer with whom Radian has a concentration of its insurance in force; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and financial guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; changes in Radian’s credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of federal or state consumer, lending, insurance and other applicable laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted, including: (i) the possibility of private lawsuits or investigations by state insurance departments and state attorneys general alleging that services offered by the mortgage insurance industry, such as captive reinsurance, pool insurance and contract underwriting, are violative of the Real Estate Settlement Procedures Act and/or similar state regulations (particularly in light of inquiries that we and other mortgage insurers have received from the New York Insurance Department and public reports that other state insurance departments are investigating or planning to investigate captive reinsurance arrangements used in the mortgage insurance industry) or (ii) legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; vulnerability to the performance of Radian’s strategic investments; changes in the availability of affordable or adequate reinsurance for our non-

prime risk; and international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities. Radian does not intend to, and disclaims any duty or obligation to, update or revise any forward-looking statements made in this news release to reflect new information, future events or for any other reason. For more information regarding these risks and uncertainties, as well as certain additional risks that we face, investors should refer to the risk factors detailed in Part I, Item 1A of our annual report on Form 10-K for the year ended December 31, 2005 and the material changes to these risk factors detailed in Part II, Item 1A of our quarterly report on Form 10-Q for the quarter ended June 30, 2006.

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